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                                                                    EXHIBIT 10.2


                        FRANKLIN TELECOMMUNICATIONS CORP.
                             SUBSCRIPTION AGREEMENT


Franklin Telecommunications Corp.                             SEPTEMBER __, 2000
733 Lakefield Road
Westlake Village, CA 91361

Dear Sirs:

         The undersigned hereby applies to purchase ________ Units (a minimum purchase of 10,000 Units is required) at $.50 per Unit. A "Unit" consists of one share of the common stock of Franklin Telecommunications Corp. (hereinafter the "Company" AMEX: FCM) and a warrant to purchase one (1) share of Common Stock at $3.00 per share. The Company is a California corporation. Enclosed is a check or checks payable to the order of the Company, as tender of the purchase price for the Units subscribed to be purchased, in the aggregate amount of __________.

         The undersigned hereby acknowledges receipt of a copy of the Private Offering Circular of the Company, dated August 22, 2000, as well as a copy of the Company's Report on Form 10-K for the year ended June 30, 1999 and Report on Form 10-Q for the quarters ended September 30, 1999, December 31, 1999, and March 31, 2000 and acknowledges that the undersigned has carefully read and considered each of these documents.

         As an inducement to the Company to sell the Shares to the undersigned, the undersigned hereby makes the following representations and warranties to the Company, recognizing that the Company will rely to a material degree upon such representations, warranties and covenants:

         1. All statements made in the Prospective Investor Questionnaire, which has been or is concurrently being furnished to the Company by the undersigned are true, accurate and complete as of the date hereof.

         2. The undersigned has been informed and is aware that an investment in the Units involves a high degree of risk and speculation, including the risk of losing part or all of the undersigned's investment in the Shares, as well as the inability to sell or transfer the Units, or any interest therein, for an indefinite period of time or at a price which would enable the undersigned to recoup his investment.

         3. The undersigned confirms that he has been advised that he should rely on, and that he has consulted and relied upon, his own accounting, legal and financial advisors with respect to this investment in the Units. The undersigned and his professional advisor(s), if any, have been afforded an opportunity to meet with the officers and directors of the Company and to ask and receive answers to any questions about this offering and the proposed business and affairs of the Company and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense, that is necessary to verify the accuracy of information provided in the Private Offering Circular and in the public filings of the Company, and have therefore obtained, in the judgment of the undersigned and/or his, her, or its professional advisor(s), sufficient information to evaluate the merits and risks of investment in the Units. Neither the undersigned nor his or her professional advisor(s), if any, have been furnished any offering material or literature other than this Subscription Agreement, the Prospective Investor Questionnaire, and the Private Offering Circular, and the documents referenced therein, nor is the undersigned relying on any representations, statements or other information provided by the Company orally or in writing, other than as expressly set forth in the documents described above.

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         4. The undersigned understands and acknowledges that (i) no federal or state agency has made any finding or determination as to the fairness or suitability for investment in, nor any recommendation or endorsement of, the Company, or the Units, (ii) the Company's legal counsel has not independently verified the information concerning the Company included in the Private Offering Circular or the Business Plan, all of which has been provided by the Company nor has such counsel passed upon the accuracy or adequacy of any of such documents,
(iii) no independent third party, such as an investment banking firm or other expert in the valuation of businesses or securities, has made an evaluation of the economic potential of the Company or the value of the Units, and (iv) the offering price of the Units have been determined solely by the Company do not necessarily bear any relationship to the Company's results of operations, net worth, prospects, or other commonly recognized criteria of value.

         5. On the basis of the review of the materials and information described above, and relying solely thereon and upon the knowledge and experience of the undersigned and/or his, her or its professional advisor(s), if any, in business and financial matters, the undersigned has evaluated the merits and risks of investment in the Units and has determined that he or she is both willing and able to undertake the economic risk of this investment.

         6. The Units will be acquired by the undersigned for the personal account of the undersigned for investment and not with a view to, or for resale in connection with, any distribution thereof or of any interest therein, and no one else has any beneficial ownership or interest in the Units acquired by the undersigned, nor are they to be subject to any lien or pledge. The undersigned has no present obligation, indebtedness or commitment pending, nor is any circumstance in existence that will compel the undersigned to secure funds by the sale, transfer or other distribution of any of the Units or any interest therein. The undersigned has the net worth, past income and estimated future income set forth in the Prospective Investor Questionnaire, can afford to bear the risks of an investment in the Units, including the risk of losing the entire investment, for an indefinite period of time, and has adequate means of providing for his or her current needs and personal contingencies and has no need for liquidity in this investment. The undersigned acknowledges that any certificate representing shares of the Company will bear a legend restricting their transferability, and that the Company may place a "stop-transfer" order with its transfer agent with respect to such shares.

         7. The undersigned understands and acknowledges that the Units are being offered and sold pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, the availability of which depend upon the truth and completeness of the information provided to the Company in the Prospective Investor Questionnaire and the bona fide nature of the foregoing representations and warranties.

         8. The undersigned is an Accredited Investor, as defined under the Rules promulgated under the Securities Act of 1933, as amended.

         9. When the shares of the Company are registered pursuant to a Registration Statement filed with the Securities and Exchange Commission, the undersigned agrees that at no time will the number of shares sold during any day exceed 10% of the Average Daily Volume of the Company's common stock. The Average Daily Volume will be determined based on the average daily volume of sales for the five preceding business days. (Example, if the Average Daily Volume of shares sold for five working days is 150,000 shares, the undersigned will sell no more than 15,000 shares per day.)

         10. If, prior to the sale of any the Units to the undersigned, there is a material change in the undersigned's investment intention as expressed herein, or if there occurs any change which would make either the representations or warranties made by the undersigned herein or the information provided by the undersigned in the Prospective Investor Questionnaire materially untrue or misleading, the undersigned

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agrees to immediately so notify the Company and any prior acceptance of the subscription of the undersigned shall be voidable at the option of the Company.

         11. This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. This Subscription Agreement shall be construed in all respects in accordance with the laws of the State of California.

         12. The offering of the Shares is being made by the executive officers and directors of the Company who will determine, in their sole discretion, to whom the Units will be sold, and the number of Units (if any) to be sold to each prospective investor. This subscription may be accepted or rejected by the Company, in whole or in part, in its sole discretion, and may be reduced in any amount and to any extent whether or not pro rata reductions are made of any other prospective investor's subscription. In addition, the undersigned understands and acknowledges that the Company may for any reason, and at any time whether before or after acceptance of this Subscription Agreement, terminate the private placement and cause to be refunded to the undersigned, without interest or deduction, all amounts tendered by the undersigned.

         13. The undersigned hereby acknowledges that the undersigned is not entitled to cancel, terminate or revoke this subscription.

         14. The undersigned hereby indemnifies and holds harmless the Company and their respective officers, directors, shareholders, employees and agents, as the case may be, from and against any and all damages suffered and liabilities incurred by any of them (including costs of investigation and defense and attorneys' fees) arising out of any inaccuracy in the agreements, representations, and warranties made by the undersigned herein.

         IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto.

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                        FRANKLIN TELECOMMUNICATIONS CORP.
                             SUBSCRIPTION AGREEMENT

                                 SIGNATURE PAGE
                       (All information must be completed)

Date: _____________,  2000



_____________________________  $_________________   __________________________
Signature of Shareholder       Purchase Price       # of Units (1 FCM+1 Warrant)



_____________________________               ____________________________________
Signature of Joint Owner                    Names(s) of Shareholder(s) (Print)
(if any)
                                            ____________________________________


                                            ____________________________________

If Joint Ownership,
check one:                                  ____________________________________
                                            Residence Address
_ Joint Tenants, with
  Right of Survivorship                     ____________________________________
                                            City            State          Zip
_ Tenants in Common
                                            ____________________________________
_ Community Property                        Social Security Number or Taxpayer
                                            I.D. No.

ACCEPTED AND AGREED:

FRANKLIN TELECOMMUNICATIONS CORP.


By: ________________________________
         Frank W. Peters, CEO


Date: ________________________,  2000